EXHIBIT 99.1

First NBC®

NASDAQ: NBCB

KBW
Fifteenth Annual Community Bank
Investor Conference 2014

July 29-30, 2014



Forward Looking Statements

Statements contained in this presentation that are not historical facts, including statements accompanied by words such as "will," "believe," "anticipate," "expect," "estimate," "preliminary," or similar words, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's estimates, assumptions, and projections as of the date of the presentation and are not guarantees of future performance. Actual results may differ materially from the results expressed or implied by these forward-looking statements as the result of risks, uncertainties and other factors, including, but are not limited to, those discussed in the company's periodic reports and filings with the Securities and Exchange Commission (SEC). Copies of the company's SEC filings may be downloaded from the Internet at no charge from www.sec.gov or ir.firstnbcbank.com/sec.cfm. First NBC Bank Holding Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which the company undertakes no obligation to update or revise to reflect future events, information or circumstances arising after the date of this presentation.

Market data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. The company has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.

Company Profile

Headquarters:	New Orleans, La
Founded:	2006
Total Assets*:	$3.6 Billion
Shareholders' Equity*:	$409 Million
Market Capitalization*:	$619.2 Million
Offices:	32 full service branches
Average Daily Trading Volume:	103,267 shares
Institutional Ownership:	67.6%



Winnsboro
Newellton
Raleigh
Natchitoches
Natchez
Brookhaven
84
49
Alexandria
Leesville
Marksville
Liberty
McComb
98
De Ridder
Bogalusa
55
Opelousas
Lake Charles
Lafayette
10
Kenner
Lake Borgne
New Iberia
New Orleans
Vermilion Bay
90
Houma
Buras

*As of June 30, 2014

First NBC

Performance Highlights

- Strong loan growth - 4.3% over the linked-quarter and 23.1% over the second quarter of prior year
  - Driven by increases in construction, commercial real estate and commercial loans
- Strong deposit growth – 2.4% over the linked-quarter and 17.7% over the second quarter of prior year
  - Driven by increases in noninterest-bearing demand and money market deposit accounts
  - Shift from NOW to money market deposits due to implementation of tiered pricing
- Growth in adjusted net income – 47.6% over the second quarter of 2013
  - Linked-quarter results are impacted by seasonal factors of the tax credit programs
- Improvement in net interest margin of 5 basis points over the linked-quarter and 47 basis points over the second quarter of 2013

Quarter Highlights

- *Improvement in NIM over linked-quarter and second quarter of 2013*
- *Continued loan growth and loan demand*
- *Strong credit quality*

($ in thousands; except per share data)	2Q14	1Q14	Linked - Quarter Change	2Q13	2Q14 vs. 2Q13 Change
Net Income	$12,699	$12,828	(1)%	$8,606	48%
Earnings Per Share (basic)	$0.67	$0.68	(1)%	$0.51	31%
Earnings Per Share (diluted)	$0.65	$0.66	(1)%	$0.49	32%
Return On Average Assets(%) *	1.45	1.55	(10) bps	1.19	28 bps
Return on Tangible Common Equity(%)	14.18	15.08	(90) bps	13.48	70 bps
Total Loans	$2,577,084	$2,470,963	4%	$2,094,193	23%
Net Interest Margin(%)	3.35	3.30	5 bps	2.88	47 bps
Net Interest Income	$26,550	$24,848	7%	$19,254	38%
Tangible Common Equity	$358,638	$344,700	4%	$305,365	17%
Efficiency Ratio(%)*	62.98	61.46	152 bps	69.04	(606) bps

* Quarterly Average

Financial Trends

Balance Sheet	2Q14	1Q14	4Q13	3Q13	2Q13	Growth %
($ in thousands)						
Total Assets	$3,568	$3,482	$3,287	$3,161	$3,027	17.9%
Gross Loans	2,577	2,471	2,358	2,218	2,094	23.1%
Total Deposits	2,958	2,889	2,731	2,634	2,514	17.7%
Total Equity	409	395	382	369	363	12.7%
Total Equity/Assets	11.46%	11.34%	11.62%	11.67%	11.99%	
Loans/Deposits	87.12%	85.53%	86.34%	84.21%	83.29%	

Income Statement	2Q14	1Q14	4Q13	3Q13	2Q13	Growth %
($ in thousands)						
Net Income (GAAP)	$12,699	$12,828	$13,556	$10,465	$8,606	47.6%
Adjusted Net Income (Non-GAAP)	12,663	12,828	12,679	10,465	8,606	47.6%
Earnings Per Share - Basic (GAAP)	$0.67	$0.68	$0.71	$0.55	$0.51	
Earnings Per Share - Basic (Non-GAAP)	$0.67	$0.68	$0.66	$0.55	$0.51	

- Adjusted net income is defined as net income adjusted for certain nonrecurring items such as gains on sales of investment securities, OREO and acquired impaired loans

Financial Trends

Asset Quality	2Q14	1Q14	4Q13	3Q13	2Q13
Nonperforming Loans to Total Loans	0.85%	0.81%	0.76%	0.92%	0.82%
Nonperforming Assets to Total Assets	0.76%	0.69%	0.67%	0.86%	0.79%
Allowance for Loan Losses to Total Loans	1.45%	1.39%	1.36%	1.35%	1.33%
Allowance for Loan Losses to Nonperforming Loans	171.6%	172.99%	178.34%	146.35%	161.55%
Net Charge-offs to Average Loans	0.03%	0.03%	0.22%	0.21%	0.21%

Profitability	2Q14	1Q14	4Q13	3Q13	2Q13
Return on Average Common Equity	14.18%	15.08%	16.77%	13.09%	13.48%
Return on Average Assets	1.45%	1.55%	1.68%	1.34%	1.19%
Net Interest Margin	3.35%	3.30%	3.26%	3.08%	2.88%
Efficiency Ratio	62.98%	61.46%	65.81%	70.39%	69.04%

New Orleans: A Revitalized and Growing Market

- Macroeconomic and demographic trends provide favorable tailwinds in our primary markets
  - Orleans parish's population has continued to grow ahead of national average, approximately 10.1% from 2010 to 2013 versus national average of 2.4% (1)
  - Household income is expected to grow 17% from 2012 - 2017
- Industry continues to expand and invest in our markets
  - Home to the Port of South Louisiana and the Port of New Orleans, the 1st and 7th largest ports in the U.S. Both ports are expected to be positively impacted by the expansion of the Panama Canal
  - Louisiana continues to be one of the top producers of crude oil and natural gas in the United States
  - Strong and continued growth by the petrochemical, oil and gas industries with significant planned investments in our markets
- Tourism continues to grow
  - 9.28 million visitors spent a record $6.47 billion in New Orleans in 2013
  - 2013 Super Bowl and Women's Basketball Final Four
  - 2014 NBA All-Star Game and WWE WrestleMania XXX
- Post-Katrina and Rita reconstruction efforts have revitalized the region
  - Since Katrina and Rita, Louisiana has received over $30 billion of insurance policy proceeds and approximately $60 billion in governmental and tax incentives
- Favorable unemployment rate of 4.3% compared to the national average of 6.3% (2)

(1) As of July 2013; Source: United States Census Bureau
(2) As of April 2014; Source: U.S. Bureau of Labor Statistics

Income Statement Trends

($in thousands, except per share data)	2Q14	1Q14	4Q13	3Q13	2Q13
Interest income	$ 37,193	$ 35,161	$ 34,437	$ 31,973	$ 29,034
Interest expense	10,643	10,313	10,326	10,150	9,779
Net interest income	26,550	24,848	24,111	21,823	19,255
Provision for loan losses	3,000	3,000	2,400	2,400	2,400
Net interest income after provision for loan losses	23,550	21,848	21,711	19,423	16,855
Noninterest income	2,933	3,359	5,401	2,461	2,738
Noninterest expense	18,568	17,337	19,423	17,092	15,185
Income before income taxes	7,915	7,870	7,689	4,792	4,408
Income tax (benefit) expense	(4,784)	(4,958)	(5,867)	(5,673)	(4,198)
Net income	12,699	12,828	13,556	10,465	8,606
Less net income attributable to noncontrolling interest	-	-	-	-	-
Net income attributable to Company	12,699	12,828	13,556	10,465	8,606
Less preferred stock dividends	(95)	(95)	(95)	(62)	(95)
Less earnings allocated to participating securities	(243)	(246)	(468)	(519)	(455)
Income available to common shareholders	$ 12,361	$ 12,487	$ 12,993	$ 9,884	$ 8,056
Earnings per common share-basic	$ 0.67	$ 0.68	$ 0.71	$ 0.55	$ 0.51
Earnings per common share-diluted	$ 0.65	$ 0.66	$ 0.69	$ 0.54	$ 0.49
Net income (GAAP)	$ 12,699	$ 12,828	$ 13,556	$ 10,465	$ 8,606
Noninterest income adjustments (net of tax)					
Gain on sale of investment securities	(36)	-	(7)	-	-
Gain on sale of OREO	-	-	(658)	-	-
Gain on sale of acquired impaired loans	-	-	(212)	-	-
Adjusted net income (Non-GAAP)	$ 12,663	$ 12,828	$ 12,679	$ 10,465	$ 8,606

First NBC

Non-Interest Income Trends

($ in thousands)	2Q14	1Q14	4Q13	3Q13	2Q13	2Q14 vs. 2Q13 $ Change	2Q14 vs. 2Q13 % Change	2Q14 vs. 1Q14 $ Change	2Q14 vs. 1Q14 % Change
Service charges on deposit accounts	$ 498	$ 559	$ 566	$ 501	$ 462	$ 36	8 %	$ (61)	(11) %
Investment securities gains/(losses), net	56	-	10	-	-	56	100 %	56	100 %
Gains/(losses) on assets sold	65	75	914	11	(14)	79	555 %	(10)	(13) %
Gains/(losses) on fixed assets, net	(1)	-	6	3	(1)	1	(100) %	(1)	(100) %
Gains/(losses) on sale of loans, net	70	-	513	44	56	14	27 %	70	100 %
Cash surrender value income on bank-owned life insurance	237	159	165	166	172	65	38 %	78	49 %
Income from sales of state tax credits*	728	1,033	1,605	390	335	393	117 %	(305)	(30) %
Community Development Entity fees earned**	196	679	1,147	400	975	(779)	(80) %	(483)	(71) %
ATM fee income	505	473	472	474	474	31	7 %	32	7 %
Other	579	381	3	472	279	300	106 %	198	52 %
Noninterest income	$ 2,933	$ 3,359	$ 5,401	$ 2,461	$ 2,738	$ 196	7 %	$ (426)	(17) %

*Increases in income from sales of state tax credits was primarily related to credits received through the Louisiana New Markets Job Act which were sold in 4Q13 and 1Q14

**Community Development Entity fees earned are impacted by seasonal influences of the tax credit award process

Non-Interest Expense Trends

($ in thousands)	2Q14	1Q14	4Q13	3Q13	2Q13	2Q14 vs. 2Q13 $ Change	2Q14 vs. 2Q13 % Change	2Q14 vs. 1Q14 $ Change	2Q14 vs. 1Q14 % Change
Salaries and employee benefits	$ 5,942	$ 5,397	$ 7,169	$ 6,023	$ 5,014	$ 928	19 %	$ 545	10 %
Occupancy and equipment expenses	2,684	2,584	2,612	2,626	2,437	247	10 %	100	4 %
Professional fees	1,511	1,899	2,225	1,711	1,577	(66)	(4) %	(388)	(20) %
Taxes, licenses and FDIC assessments	1,343	1,199	1,307	1,087	793	550	69 %	144	12 %
Tax credit investment amortization*	3,377	2,827	2,344	2,403	2,104	1,273	61 %	550	19 %
Write-down of foreclosed assets	20	166	94	29	61	(41)	(67) %	(146)	(88) %
Data processing	1,141	1,098	1,017	1,086	1,068	73	7 %	43	4 %
Advertising and marketing	556	578	951	507	512	44	9 %	(22)	(4) %
Other	1,994	1,589	1,704	1,620	1,619	375	23 %	405	25 %
Noninterest expense	$ 18,568	$ 17,337	$ 19,423	$ 17,092	$ 15,185	$ 3,383	22 %	$ 1,231	7 %

*Tax credit amortization increased due to increases in completion of tax credit projects and tax credit investments

First NBC

Increasing Profitability

Net Income By Quarter


16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
Thousands
2Q13
3Q13
4Q13
1Q14
2Q14
Net Income

Basic EPS


0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
Percentage
2Q13
3Q13
4Q13
1Q14
2Q14
Basic EPS

- Quarterly results are impacted by seasonal factors of the tax credit programs

Profitability

Return on Average Common Equity



18%
16%
14%
12%
10%
8%
6%
4%
6.11%
11.42%
14.28%
15.77%
14.88%
14.59%
2009
2010
2011
2012
2013
YTD 2014

Return on Average Assets



1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.45%
0.79%
1.17%
1.19%
1.37%
1.49%
2009
2010
2011
2012
2013
YTD 2014

- First NBC completed its initial public offering, which raised $115 million, in May 2013.

First NBC

Profitability

Net Interest Margin



4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.67%
3.09%
3.44%
3.36%
3.11%
3.33%
2009
2010
2011
2012
2013
YTD 2014

Efficiency Ratio



76%
74%
72%
70%
68%
66%
64%
62%
60%
58%
56%
54%
73.97%
62.57%
61.86%
62.56%
68.50%
62.24%
2009
2010
2011
2012
2013
YTD 2014

First NBC

Loan Composition

Loan Composition at 6/30/14



Consumer, 1%
Construction, 11%
Commercial, 37%
Commercial real estate, 46%
Consumer real estate, 5%

Loan Composition at 6/30/13



Consumer, 1%
Construction, 9%
Commercial, 34%
Commercial real estate, 51%
Consumer real estate, 5%

Loan Growth



1,400
1,200
1,000
800
600
400
200
-
Thousands
Commercial real estate
Commercial
6/30/14
12/31/13
6/30/13

Loan Composition by Industry



Construction, 10%
Finance and insurance, 6%
Other, 31%
Real estate and rental and leasing, 32%
Other services, 9%
Accommodation and food services, 12%

- Yield on Loans: 5.28%
- 27% of real estate loans are owner-occupied
- 43% fixed rate/57% variable rate
- Average loan size - $844,000 for commercial and $820,000 for commercial real estate

First NBC

Annual Loan Growth



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Thousands
31.0%
48.4%
16.4%
22.7%
9.3%
2009
2010
2011
2012
2013
YTD 2014
Total Loans
Percentage change

- Experienced double-digit loan growth over each of the last five years
- Expects to achieve similar growth results in 2014
- Driven by increases in construction, commercial real estate and commercial loans
- Favorable economic market conditions in the New Orleans trade area
- Growth in commercial loans due in part to growth in the oil and gas industry

First NBC

Deposit Composition



Deposit Composition at 6/30/14
Noninterest-bearing, 12%
NOW deposits, 17%
MMA deposits, 29%
Savings deposits, 2%
Certificates of deposit, 41%



Deposit Composition at 6/30/13
Noninterest-bearing, 10%
NOW deposits, 23%
MMA deposits, 16%
Savings deposits, 2%
Certificates of deposit, 50%



Deposit Growth
Thousands
1,400
1,200
1,000
800
600
400
200
-
NOW deposits
MMA deposits
Certificates of deposit
6/30/14
12/31/13
6/30/13

- Rate on Interest-Bearing Deposits: 1.55%
- Average deposit size - $48,000 for transaction accounts and $58,000 for certificates of deposit
- Competitively priced deposit base drives customer loyalty
- Locally sourced
- Significant migration towards transaction accounts

First NBC

Deposit Composition



$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
Millions
2010
2011
2012
2013
YTD 2014
Savings deposits
Noninterest-bearing demand
NOW accounts
Money market deposits
Certificates of deposit



Interest Rate on Deposits
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2010
2011
2012
2013
YTD 2014

Net Interest Margin


6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
5.38%
5.16%
5.25%
5.25%
5.22%
5.28%
3.18%
2.88%
3.05%
3.11%
3.30%
3.35%
1.61%
1.62%
1.62%
1.63%
1.57%
1.55%
1Q '13
2Q '13
3Q '13
4Q '13
1Q '14
2Q '14
Loan Yield
NIM
Cost of Funds

- Net interest margin increased 47 bps compared to 2Q'13
- 11 bps positive from hedge executed during September 2013
- Cost of deposits decreased 7 bps compared to 2Q'13

First NBC

Tax Credit Overview

- Tax credits are an integral part of First NBC's commercial banking business
  - Management has a deep understanding of this business which is core to First NBC's corporate strategy
- Well-established federal and state programs
  - Promotes private investment in low income areas, builds affordable housing and rehabilitates historic buildings
  - Includes Federal Historic Rehabilitation Tax Credits which was established as part of the Tax Reform Act of 1976
  - Includes Low-Income Housing Tax Credits which was created under the Tax Reform Act of 1986
  - Includes Federal New Markets Tax Credits which was established as part of the Community Renewal Tax Relief Act of 2000
- First NBC plays three roles
  - Investor in the underlying project
  - Lender to the developer
  - Allocator of New Markets Tax Credits to the project
- First NBC receives tax credits in exchange for investment in the project
- Loans underwritten to normal credit standards
- Underlying projects have low LTVs (40% - 70%)
- Strong financial returns

Federal New Markets Tax Credit Program

Round	Award	# of Applications	# of Recipients	Total Awarded (in millions)	First NBC Award (in millions)	Award Date
5	2007	258	61	3,909	-	Oct-07
6	2008	239	102	4,960	-	Oct-08
7	2009	249	99	5,000	-	Oct-09
8	2010	250	99	3,500	28	Feb-11
9	2011	314	70	3,623	40	Feb-12
10	2012	282	85	3,500	50	Apr-13
11	2013	310	87	3,500	-	Jun-14
		2,980	836	$40,092	$118	

Source: CDFI website NMTC Booklet

First NBC

Tax Credit Investments & Loans

Tax Credit Investment & Loan Detail 6/30/14



Low Income Housing Loans 17%
Historic Rehabilitation Loans 1%
Low Income Housing Investments 15%
New Markets Investments 21%
New Markets Loans 36%
Historic Rehabilitation Investments 10%

- $111.9 million invested in tax credit entities
- $134.6 million loaned to tax credit entities

Tax Credit NMTC Allocations

	QEI	%
($ in thousands)		
Bank Owned CDE (1)	$118.0	43
Non-Bank Owned CDE	$155.3	57
Total QEI Invested	$273.2	100

(1) Bank Owned is First NBC Bank NMTC allocations from 2011-2013 of $118 million

Future Tax Credits
As of December 31, 2013


$25.0
$20.0
$15.0
$10.0
$5.0
$-
Millions
2014
2015
2016
2017
2018
TOTAL FEDERAL NMTCs
TOTAL FEDERAL LIHTCs

- $161.9 million of New Market and Low Income tax credits have been awarded ($47.1 million realized through December 31, 2013, $114.8 million in remaining benefits to be realized)
- Beginning in years 2015 and 2016, the Company will recognize Federal HTCs of approximately $ 20.4 million and $4.0 million, respectively.